EXHIBIT 21.1
SUBSIDIARIES OF HEALTHTRONICS, INC.
As of February 28, 2009

Name of Subsidiary (doing business as)	State of Incorporation or Organization
HealthTronics Service Center, LLC.,
Lithotripters, Inc.,
Medstone International, Inc.,
Prime Kidney Stone Treatment, Inc.,
Prime Lithotripter Operations, Inc.,
Prime Lithotripsy Services, Inc.,
Prime Medical Operating, Inc.,
Sun Medical Technologies, Inc.,
HealthTronics Group, L.P.,
Surgicenter Management, Inc.,
HT Lithotripsy Management Company, L.L.C.,
HT Prostate Therapy Management Company, L.L.C.,
Litho Group, Inc.,
Florida Lithology No. 2, Inc.,
HT Prostate Services, L.L.C.,
West Coast Cambridge, Inc.,
Integrated Lithotripsy of Georgia, Inc.,
Midwest Cambridge Inc.,
T2 Lithotripter Investment, Inc.,
AmCare Health Services, Inc.,
AMCARE, Inc.,
N.Y.L.S.A. #4 Inc.,
Integrated Hearing Services, Inc.,
NGST, Inc.,
Dallas Lithotripsy L.P.
Southern California Stone Center, L.L.C.
Mobile Kidney Stone Centers, Ltd.
Fayetteville Lithotripters Limited Partnership - Arkansas I
Reston Lithotripsy L.P.
Metro Lithotripsy L.P.
Louisiana Lithotripters Investment Limited Partnership
Fayetteville Lithotripters Limited Partnership - Louisiana I
San Diego Lithotripters Limited Partnership
Northern Nevada Lithotripsy Associates, LLC
Fayetteville Lithotripters Limited Partnership - South Carolina II
Tennessee Lithotripters Limited Partnership
Texas Lithotripsy Limited Partnership V L.P.
Utah Lithotripsy L.P.
Fayetteville Lithotripters Limited Partnership - Virginia I
Texas Lithotripsy Limited Partnership III L.P.
Great Lakes Lithotripsy Partnership, L.P.
South Orange County Lithotripters, LLC
Red River Urological Services L.P.
Wyoming Urological Services, LP
Mobile Kidney Stone Centers of Calif. II, L.P.
Mobile Kidney Stone Centers of Calif., III, L.P.
Kentucky I Lithotripsy, LLC
Western Kentucky Lithotripters LP
Mississippi Lithotripters LP
Texas Lithotripsy LP VIII
Greater Atlanta Lithotripsy, LLC
West Coast Litho Services, LLC
Galaxy Lithotripsy, LLC
New Jersey Kidney Stone Center, LLC
Alaska Extracorporeal Shockwave Therapy, LLC
High Plains Lithotripsy, LLC
Florida Lithology, LTD
Greater Nebraska Lithotripsy, LLC
Midwest Urologic Stone Unit, Limited Partnership
Bay Area Partners, Ltd.
Allied Urological Services, LLC
Georgia Litho Group, LLLP
Gulf South Lithotripsy
Gulf Coast II Lithotripsy, L.P.
Kansas Lithotripsy, LLC
Lithotripsy of Northern Indiana
Lithotripsy Institute of Indiana
Mobile Bay Lithotripsy Partners
South Kansas Lithotripsy
Sullivan County Lithotripsy Services
Advanced Urology Services, LLC
Prostate Therapy Associates
Cryopartners
New Jersey Urological Services, LLC
KCPR, LLC
HealthTronics GmbH
Sunshine Urological Services, LP
Montana Urological Services, LLC
Cobb Laser Services, LLC
Cobb Stone Treatment Center
OKS Prostate Services, LLC
Sacramento ESL Services, LLC
Cascade Laser Services, LLC
Claripath Labs, Inc.
South Orange West Coast Litho JV
Northwest Urological Services, LLC
Treasure Valley Urological Services, LLC
Buckeye Urological Services, LP
Tenn-Ga Stone Group II, LP
Great Lakes Laser Services, LP
Greater Alabama Lithotripsy, LLC
Promobile Therapies, LLC
East Tennessee Prostate Services, LP
Beltway Urology Services LP
Northeast Tennessee Lithotripsy Partners, LP
SI Lithotripsy, LLC
Rocky Mountain Laser, LP
HealthTronics Total Rad, LLC
Total Rad OpCo, LLC
Keystone ABG, LLC
Keystone Mobile Partners, LP
Diamond State Lithotripsy, LLC
San Diego Urology, LLC
Ocean Radiation Therapy, Inc.
Uropath, LLC
Southern California Lithotripsy, LP
Florida Laser Partners, LP
HealthTronics Urology Services, LLC
Advanced Medical Partners in Radiation, LLC
Mid-Atlantic Mobile Lithotripsy, LLC
Gold Coast Urology Services, LLC
Blue Ridge Urology Services, LLC
Melbourne Urology Services, LLC
Advanced Medical Partners, Inc.
Advanced Litho Associates, LLC
Arizona Cryosurgical Partnership, LP
Arizona Stone Center, LLC
Atlantic Coast Cryotherapy, LP
Capitol Cryotherapy, LP
Central States Cryotherapy, LP
Colorado Greenlight PVP, LP
CTUSG Laser Partners, Ltd.
Georgia Cryotherapy, LP
Gulf State Cryotherapy, LP
HT Cryotherapy Management Company, LLC
Kansas Cryosurgery Associates, LLC
Memphis Cryo Associates, LP
Tampa Bay CryoSurgery Associates, LLC
Illinois Cryotherapy, LP
Michigan Cryogenic Equipment Co, LLC
Mid America Cryotherapy, LP
Midwest Cryotherapy, LP
Mobile Cryosurgical Partners, LP
Mountain West Cryotherapy, LP
New England Cryotherapy, LP
Northeast Cryotherapy, LP
Oklahoma Urologic Therapies, LP
Rocky Mountain Cryotherapy, LP
SEFL Cryo Associates, LLC
Southeast Cryotherapy, LP
Southern States Cryotherapy, LP
Tri-States Cryosurgical Partnership, LP
West Coast Cryotherapy, LP	Delaware
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